UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

CONNEXA SPORTS TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Amendment No. 1 supplements and amends the definitive proxy statement on Schedule 14A filed by Connexa Sports Technologies Inc. with the Securities and Exchange Commission on August 11, 2023 (the “Proxy Statement”).The sole purpose of this Amendment No. 1 is to update and correct the description of Proposal Two (The Reverse Stock Split Proposal), which was erroneously described as a non-routine matter in the Proxy Statement filed on August 11, 2023. In fact, Proposal Two is a routine matter and this amended version of the Proxy Statement has been revised to reflect this.

Connexa Sports Technologies Inc.
2709 N. Rolling Road, Suite 138
Windsor Mill, MD 21244
Phone: (443) 407-7564

August 11, 2023

To the Stockholders of Connexa Sports Technologies Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Connexa Sports Technologies Inc. (formerly, Slinger Bag Inc.), to be held at 10:00 a.m. Eastern Time on Wednesday, September 13, 2023, via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote and submit questions via live audio webcast by registering at www.viewproxy.com/CNXA/2023. Upon registration you will receive a unique link and password to attend the meeting. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. The accompanying proxy statement is dated August 11, 2023, and is first being mailed to stockholders of the Company on or about, August 11, 2023.

Your vote is very important, regardless of the number of shares of our common stock that you own. Whether or not you expect to be present at the Special Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting during the Special Meeting, you may vote via the Internet, by telephone or by signing, dating and returning the proxy card that is included with the proxy statement. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

Thank you for your support of the Company. I look forward to seeing you at the Special Meeting.

By Order of the Board of Directors,

/s/ Mike Ballardie
Mike Ballardie
Chief Executive Officer
August 11, 2023

Connexa Sports Technologies Inc.
2709 N. Rolling Road, Suite 138
Windsor Mill, MD 21244
Phone: (443) 407-7564

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 13, 2023

A Special Meeting of Stockholders (the “Special Meeting”) of Connexa Sports Technologies Inc., a Delaware corporation, will be held at 10:00 a.m. Eastern Time, on Wednesday, September 13, 2023, via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote. You will not be able to attend the Special Meeting in person. We will consider and act on the following items of business at the Special Meeting:

1.             To approve, pursuant to Nasdaq Rule 5635(d), the issuance of (i) 1,018,510 shares of the our common stock, par value $0.001 per share, that were issued on October 3, 2022, and, (ii) 11,802,002 shares of our common stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00001 per share, (iii) 12,820,512 shares of common stock issuable upon the exercise of 5-Year Warrants at an exercise price of $0.39 per share, (iv) 25,641,024 shares of common stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $0.43 per share and (v) 18,099,548 shares of our common stock issuable upon the exercise of 5.5 Year Warrants at an at an exercise price per share equal to $0.221 per share;

2.             To (i) authorize a reverse stock split of the Common Stock within a range of one (1)-for-ten (10) to one (1)-for-forty (40) (“Reverse Stock Split”), with the Board of Directors of the Company to set the specific ratio and determine the date for the reverse split to be effective, and (ii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of stockholders, at any time within 12 months of the approval of this Action;

3.             To authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the proposal listed above; and

Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the accompanying proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors unanimously recommends a vote “FOR” Proposals 1, 2, and 3.

The Board of Directors has fixed the close of business on August 2, 2023, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten calendar days before the Special Meeting at our address above.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board of Directors,

/s/ Mike Ballardie
Mike Ballardie
Chief Executive Officer
August 11, 2023

Connexa Sports Technologies Inc.
2709 N. Rolling Road, Suite 138
Windsor Mill, MD 21244
Phone: (443) 407-7564

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 13, 2023

This proxy statement is furnished in connection with the solicitation of proxies from the stockholders of Connexa Sports Technologies Inc., a Delaware corporation (the “Company”), to be voted at our special meeting of Stockholders (the “Special Meeting”) to be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by using the unique link and password provided upon registration. YOUR PROXY IS SOLICITED BY CONNEXA’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Special Meeting or any adjournment thereof. This proxy statement (including the Notice of Special Meeting of Stockholders) is first being made available to stockholders beginning on or before August 11, 2023. This proxy statement and its exhibits, the Notice of Special Meeting, proxy card, and stockholder letter are collectively referred to herein as the “Meeting Materials.”

Proxy Voting

Stockholders of record on the record date are entitled to vote by proxy before the meeting in the following ways:

By calling 1-833-970-2875 (toll free) in the United States or Canada or emailing CNXA@AllianceAdvisors.com	Online at www.fcrvote.com	By returning a properly completed, signed and dated proxy card	You can vote at the meeting at: www.fcrvote.com/CNXA

Solicitation/Cost of the Meeting

Proxies are being solicited by the Board of Directors of the Company. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the Meeting Materials to beneficial owners of the Company’s shares.

* Incorporated by reference to Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, to the Current Reports on Form 8-K filed by Connexa Sports Technologies Inc. with the Securities and Exchange Commission (the “SEC”) on October 3, 2022.

** Incorporated by reference to Exhibits 10.1, and 10.3, respectively, to the Current Reports on Form 8-K filed by Connexa Sports Technologies Inc. with the SEC on January 10, 2023.

ABOUT THIS PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Connexa Sports Technologies Inc. (the “Company,” “Connexa,” “our”, “us” and “we”) in connection with the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, September 13, 2023 at 10:00 a.m. Eastern Time or any adjournment or postponement of the Special Meeting. This proxy statement and form of proxy are first being mailed to stockholders on or about August 11, 2023, to our stockholders of record as of the close of business on August 2, 2023 (the “Record Date”).

On September 28, 2022, the Company, entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a single institutional investor (the “Investor”) for aggregate proceeds to the Company of approximately $5.0 million in a private placement (the “Private Placement”). Our common stock is traded on the Nasdaq Capital Market (“Nasdaq”), and under applicable rules of the Nasdaq, stockholder approval is required for certain transactions that result in, or could result in, the issuance of 20% or more of a company’s outstanding voting power or shares of common stock. In connection with the Securities Purchase Agreement, the Company is seeking stockholder approval for the issuance and sale to the Investor of (i) 1,018,510 shares of common stock that were issued on October 3, 2022, and (ii) 11,802,002 shares of its common stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00001 per share, (iii) 12,820,512 shares of common stock issuable upon exercise of 5-Year Warrants at an exercise price of $0.39 per share, and (iv) 25,641,024 shares of common stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $0.43 per share.

Because the securities that the Company will issue under the Securities Purchase Agreement, including shares issuable upon exercise of the Warrants, represent 20% or more of the Company’s outstanding common stock, we are required to obtain stockholder approval of such issuances pursuant to Nasdaq listing rules.

On January 6, 2023, the Company entered into a loan and security agreement (the “Loan and Security Agreement”) with one or more institutional investors (the “Lenders”) and Armistice Capital Master Fund Ltd. as agent for the Lenders (the “Agent”) for the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) with the initial advance under the Loan and Security Agreement being $1,400,000 and (ii) warrants (the “5.5 Year Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”) (such transaction being referred to as the “Secured Loan Transaction”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $0.221 per share, so the 5.5 Year Warrants in respect of the initial advance under the Note are exercisable for up to 18,099,548 shares of the Company’s common stock. The 5.5 Year Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $0.221 per share and a term of five- and one-half (5.5) years following the initial exercise date. The initial exercise date of the 5.5 Year Warrants will be the date stockholder approval is received and effective allowing exercisability of the Warrants under Nasdaq rules.

In connection with the Loan and Security Agreement, the Company and certain of its subsidiaries (the “Guarantors”) entered into a pledge and security agreement with the Agent (the “Pledge and Security Agreements”). The Pledge and Security Agreements provide that the Company and the Guarantors will grant the Agent a security interest in all of the Company’s and each Guarantor’s respective assets.

The Pre-Funded Warrants, 5-Year Warrants, 5.5-Year Warrants and 7.5-Year Warrants are collectively referred to as the “Warrants.”

Because the securities that the Company will issue under the Securities Purchase Agreement, including shares issuable upon exercise of the Warrants, represent 20% or more of the Company’s outstanding common stock, we are required to obtain stockholder approval of such issuances pursuant to Nasdaq listing rules. If stockholder approval is obtained, the Company will be allowed to issue up to an additional 68,363,086 shares in connection with exercise of the Warrants, which we expect to represent approximately 78.1% of the 88,776,025 shares of our common stock outstanding immediately following such issuance, assuming full exercise of the Warrants. The Warrants will be exercisable beginning on the date stockholder approval is received and effective, thus permitting exercisability of the Warrants under Nasdaq rules.

On October 10, 2022, we received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that we no longer met the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) because the closing bid price for our common stock was less than $1.00 for the previous 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(A), we had a 180-calendar day grace period, or until April 10, 2023, to regain compliance with the Minimum Bid Price Requirement. The Minimum Bid Price Requirement will be met if our common stock has a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days during the 180-calendar day grace period, unless Nasdaq exercises its discretion to extend such 10-day period. We did not regain compliance by April 10, 2023, but we timely applied for an extension. On April 26, 2023, Nasdaq granted us an extension to regain compliance with the Minimum Bid Price Requirement by October 9, 2023. We expect that reducing the number of outstanding shares of our common stock will increase the per share market price of our common stock. Therefore, the Board has adopted and is seeking stockholder approval of our amendment to our certificate of incorporation to effect a reverse stock split of our outstanding shares of common stock within a range of one (1)-for-ten (10) to one (1)-for-forty (40), without reducing the authorized number of shares of our common stock, to be effected, if at all, and at a specific ratio to be determined, in the sole discretion of our board of directors without further approval or authorization of our stockholders.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the proposals to be considered at the Special Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement.

Q:	Why did I receive these Meeting Materials?

A:	We are providing these Meeting Materials in connection with the solicitation by the Board of proxies to be voted at the Special Meeting in connection with the approval of Proposal 1 — Share Issuance, Proposal 2 — Reverse Stock Split, Proposal 3 — Adjournment, each as defined and further described below.

Q:	What items of business will be voted on at the Special Meeting?

A:	The business expected to be voted on at the Special Meeting to consider the approval of the following proposals:

●	To approve, pursuant to Nasdaq Rule 5635(d), the issuance of (i) 1,018,510 shares of common stock that were issued on October 3, 2022, (ii) 11,802,002 shares of common stock underlying the Pre-Funded Warrants, (iii) 12,820,512 shares of common stock issuable upon exercise of the 5-Year Warrants, (iv) 25,641,024 shares of common stock issuable upon exercise of the 7.5-Year Warrants and (v) 18,099,548 shares of the Company’s common stock issuable upon exercise of the 5.5-Year Warrants at an exercise price per share equal to $0.221 per share (the “Share Issuance Proposal”);

●	To approve an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the proxy statement as Annex I, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, within a range of one (1)-for-ten (10) to one (1)-for-forty (40), to be effected, if at all, and at a specific ratio to be determined, in the sole discretion of our board of directors without further approval or authorization of our stockholders and included in a public announcement (the “Reverse Split Proposal”);

●	To authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt any or all of the foregoing proposals (the “Adjournment Proposal”); and

To be properly brought before the Special Meeting, any additional items of business must be presented in accordance with applicable law and the Company’s bylaws. If business is not properly brought before the Special Meeting, there will not be an opportunity to discuss any such matters at the Special Meeting.

Q:	Where and when is the Special Meeting?

A:	The Special Meeting will be held at 10:00 a.m. Eastern Time on Wednesday, September 13, 2023 via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by using the unique link and password provided upon registration.

Q:	Who can attend and vote at the Special Meeting?

A:	You are entitled to receive notice of and to attend and vote at the Special Meeting, or any postponement or adjournment thereof, if, as of the close of business on August 2, 2023, the Record Date, you were a holder of record of Common Stock.

As of the Record Date, there were 22,373,529 outstanding shares of common stock, each of which is entitled to one vote on each matter to come before the Special Meeting.

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Q:	How many shares must be present to conduct business at the Special Meeting?

A:	A quorum is necessary to hold a valid meeting of Company stockholders. For the proposals to be presented at the Special Meeting, the holders of a majority of the shares of common stock, issued and outstanding and entitled to vote, shall be present in person via the Internet or represented by proxy in order to constitute a quorum for the transaction of any business. If you vote — including by Internet, telephone or proxy card — your shares voted will be counted towards the quorum for the Special Meeting. Abstentions are counted as present for the purpose of determining a quorum; broker non-votes may be counted for the purpose of determining the presence of a quorum at the Special Meeting for Proposals Two (the Reverse Stock Split Proposal) and Three (the Adjournment Proposal), as these Proposals are considered routine matters. However, Proposal One (the Share Issuance Proposal) is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal One. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal One will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal One.

Q:	What are my voting choices?

A:	You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any Proposal to be voted on at the Special Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board and in the discretion of the proxy holders on any other matters that properly come before the Special Meeting. If you return your proxy card and “ABSTAIN” from voting, it will have no effect on the Proposals.

Q:	What vote is required to approve the Proposals?

A:	A quorum of Connexa stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if the holders of a majority of the shares of common stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. Under the Company’s bylaws, a majority of votes cast “FOR” each Proposal is required to approve each Proposal. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the Proposals.

Q:	What will happen if the Share Issuance Proposal is not approved?

A:	Pursuant to the Securities Purchase Agreement, the Company was obligated to hold a special meeting at the earliest practical date, no later than December 20, 2022, and use reasonable best efforts to obtain stockholder approval of the Share Issuance Proposal. If the Share Issuance Proposal is not approved at the first special meeting, the Company shall call a meeting every four (4) months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Warrants are no longer outstanding. If the Company fails to obtain stockholder approval for the Share Issuance Proposal, the Company and its affiliates will be prohibited from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of common stock or common stock equivalents or (ii) file any registration statement or any amendment or supplement thereto.

Q:	What will happen if the Reverse Split Proposal is not approved?

A:	On October 10, 2022, we received a notification letter from Nasdaq indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). Our stock price has remained below $1.00 per share since receiving the Nasdaq notice, and as of August 10, 2023, the closing price of our common stock reported by Nasdaq was $0.13 per share. The Reverse Split Proposal is intended to increase the per share value and price of our common stock above $1.00 per share in order to regain and maintain compliance with the Bid Price Rule. For more information, see “Description of Capital Stock—Listing.” If the Company fails to obtain stockholder consent for the Reverse Split Proposal, the Company will, in turn, fail to regain compliance with the Bid Price Rule and will be subject to delisting from Nasdaq.

Q:	How does the Board recommend that I vote?

A:	The Board, after careful consideration, unanimously recommends that our stockholders vote “FOR” the approval of the approval of Share Issuance Proposal, “FOR” the approval of the Share Issuance Proposal, “FOR” the approval of the Reverse Split Proposal, and “FOR” the Adjournment Proposal.

Q:	How will our directors and executive officers vote on the Proposals?

A:	Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of common stock in favor of the approval of each of the Proposals. As of the Record Date, excluding any shares issuable upon the exercise of currently outstanding securities convertible or exchangeable for shares of our common stock, our directors and current executive officers owned or controlled, in the aggregate, 1,082,603 shares of common stock, representing collectively approximately 5.6% of the votes eligible to be cast at the Special Meeting.

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Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully and to consider how approving the Proposals affects you. Then simply mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting. Holders of record may also vote by telephone or the Internet by following the instructions on the accompanying proxy card.

Q:	What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A:	If you fail to sign, date, and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the Special Meeting, which requires the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, be present in person or represented by proxy. If you submit a valid proxy and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of each of the Proposals.

Q:	How do I vote?

If you are a stockholder of record of our common stock as of the Record Date, you can give a proxy to be voted at the meeting in any of the following ways:

●	over the telephone by calling a toll-free number;

●	electronically, via the Internet;

●	by completing, signing and mailing the enclosed proxy card; or

●	by attending the Special Meeting and voting in person.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or Internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or Internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to our transfer agent before the special meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and Internet voting is also encouraged for stockholders who hold their shares in street name.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:

Alliance Advisors

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

1-833-970-2875 (Toll free in United States)

CNXA@AllianceAdvisors.com

Q:	What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.

Q:	If my shares are held in “street name” by my broker, dealer, commercial bank, trust company, or other nominee, will such broker or other nominee vote my shares for me?

A:	You should instruct your broker, bank or other nominee on how to vote your shares using the instructions provided by the broker, bank or other nominee.

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Q:	Can I change my vote after I have mailed my proxy card?

A:	Yes. Whether you attend the Special Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked in writing to the Company’s Corporate Secretary as set forth below, at or before taking of the vote at the Special Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

A proxy may also be revoked by attending the Special Meeting and voting, although attendance at the Special Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Mark Radom, Connexa Sports Technologies Inc., 2709 N. Rolling Road, Suite 138 Windsor Mill, MD 21244, or hand delivered to Mr. Radom or another Company representative, at or before the taking of the vote at the Special Meeting.

If you hold your shares through a broker, dealer, commercial bank, trust company, or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

Q:	Am I entitled to appraisal rights?

A:	Appraisal or dissenter rights are statutory rights under the laws of Delaware that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal or dissenter rights are not available in all circumstances. Appraisal rights are not available to Connexa’s stockholders in connection with the Securities Purchase Agreement and the transaction thereunder.

Q:	Where can I find the results of the voting?

A:	We intend to announce preliminary voting results at the Special Meeting and will publish final results through a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting. The Current Report on Form 8-K will be available on the Internet at our website, http://www.connexasports.com or at the SEC’s website at http://www.sec.gov.

Q:	Who will pay for the cost of soliciting proxies?

A:	The Company is paying the costs of the solicitation of proxies. The Company may also reimburse brokerage firms, banks, broker-dealers or other similar organizations for the cost of forwarding proxy materials to beneficial owners. In addition, certain of the Company’s directors, officers and regular employees, without additional compensation, may solicit proxies on the Company’s behalf in person, by telephone, by fax or by electronic mail.

Q:	What is “householding” and how does it affect me?

A:	The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you receive notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy statements, please notify your broker directly or direct your written request to: Mark Radom, Connexa Sports Technologies Inc., 2709 N. Rolling Road, Suite 138 Windsor Mill, MD 21244, or by phone at (443) 407-7564.

Q:	Can I obtain an electronic copy of proxy material?

A:	Yes, this proxy statement, the accompanying notice of Special Meeting and the proxy card are available on the Internet at http://www.connexasports.com or at the SEC’s website at http://www.sec.gov.

Q:	What happens if the Special Meeting is adjourned or postponed?

A:	Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q:	Who can help answer my other questions?

A:	If you have more questions about the proposals or voting, you should contact Mark Radom, Connexa Sports Technologies Inc., 2709 N. Rolling Road, Suite 138 Windsor Mill, MD 21244, telephone (443) 407-7564.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements involve risks and uncertainties and include statements regarding, among other things, our projected revenue and profitability, our growth strategies and opportunity, anticipated trends in our market and our anticipated needs for working capital. They are generally identifiable by use of the words “may,” “will,” “should,” “anticipate,” “estimate,” “plans,” “potential,” “projects,” “continuing,” “ongoing,” “expects,” “management believes,” “we believe,” “we intend” or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements in this proxy statement include, but are not limited to, our expectations regarding anticipated voting and our recent financing that gives rise to the Share Issuance Proposal (as defined herein) Important assumptions relating to the forward-looking statements include, among others, assumptions regarding stockholders submitting valid proxies or attending the meeting and voting in favor of the Share Issuance Proposal, as well as with respect to the other Proposals described in this proxy statement. These statements are based on our management’s expectations, beliefs and assumptions concerning future events affecting us, which in turn are based on currently available information. These assumptions could prove inaccurate. Although we believe that these forward-looking statements are reasonable, our expectations may prove to be incorrect.

We operate in a very competitive and rapidly changing environment. Although the forward-looking statements in this proxy statement are based on assumptions management believes are reasonable, we cannot guarantee their accuracy. Should risks or uncertainties materialize or should any of the assumptions made by our management prove incorrect, actual events and results may vary in material respects from those projected in these forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and except as required by law, we do not undertake to update or revise any of the forward-looking statements to conform these statements to actual results, whether as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

PROPOSAL ONE — APPROVAL OF SHARE ISSUANCE

On September 28, 2022, the Company entered into the Securities Purchase Agreement with the Investor for the issuance and sale of (i) 1,018,510 shares of common stock and (ii) the Pre-Funded Warrants to purchase an aggregate of 11,802,002 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $0.39 per share of the common stock and associated common stock warrant and $0.3899 per Pre-Funded Warrant and associated common stock warrants for aggregate proceeds to the Company of approximately $5.0 million (the “September 2022 Private Placement”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the September 2022 Private Placement together with the 5-Year Warrants to purchase 12,820,512 shares of common stock at an exercise price of $0.39 per share and 7.5-Year Warrants to purchase 25,641,024 shares of common stock at an exercise price of $0.43 per share. The Warrants contain variable pricing features. The Warrants will be exercisable beginning on the date stockholder approval is received and effective, permitting exercisability of the Warrants under Nasdaq rules. The Warrants may not be exercised, if, after giving effect to such conversion, the Investor, together with its affiliates and any other person acting as a group as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the affiliates and such persons, the “Attribution Parties”), would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately prior to, and immediately after giving effect to, the exercise of all or any portion of the Warrants (the “Beneficial Ownership Limitation”). The Investor may adjust the Beneficial Ownership limitation at any time, upon 61 days’ notice, provided that the Beneficial Ownership Limitation may not be adjusted above 9.99% of the number of shares of common stock outstanding immediately prior to, and immediately after giving effect to, the exercise of all or any portion of the Warrants. In addition to the beneficial ownership limitations provided in the Warrants, the sum of the number of shares of common stock that may be issued under the Warrants shall be limited to 19.99% of the Company’s outstanding shares of common stock as of the Issuance Date (the “Exchange Cap”), unless stockholder approval is obtained by the Company to issue more than the Exchange Cap.

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On January 6, 2023, the Company entered into Loan and Security Agreement with one or more institutional investors (the “Lenders”) and Armistice Capital Master Fund Ltd. as agent for the Lenders (the “Agent”) for the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) with the initial advance under the Loan and Security Agreement being $1,400,000 and (ii) warrants (the “5.5 Year Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”) (such transaction being referred to as the “Secured Loan Transaction”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $0.221 per share, so the 5.5 Year Warrants in respect of the initial advance under the Note are exercisable for up to 18,099,548 shares of the Company’s common stock. The 5.5 Year Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $0.221 per share and a term of five- and one-half (5.5) years following the initial exercise date. The initial exercise date of the 5.5 Year Warrants will be the date stockholder approval is received and effective allowing exercisability of the Warrants under Nasdaq rules.

The 5.5 Year Warrants may not be exercised, if, after giving effect to such conversion, the Agent, together with its Attribution Parties, would beneficially own in excess of the Beneficial Ownership Limitation. The Agent may adjust the Beneficial Ownership limitation at any time, upon 61 days’ notice, provided that the Beneficial Ownership Limitation may not be adjusted above 9.99% of the number of shares of common stock outstanding immediately prior to, and immediately after giving effect to, the exercise of all or any portion of the 5.5 Year Warrants. In addition to the beneficial ownership limitations provided in the Warrants, the sum of the number of shares of common stock that may be issued under the Warrants shall be limited to the Exchange Cap, unless stockholder approval is obtained by the Company to issue more than the Exchange Cap.

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(d) and to give our Board the authority to authorize any subsequent issuance(s) of common stock in excess of 19.99% of the issued and outstanding common stock as a consequence of any corporate action, including the possible negative impact of implementing a reverse stock split, that impacts the Company’s obligations under the September 2022 Private Placement and Secured Loan Transaction.

Our common stock is currently listed on Nasdaq and trades under the ticker symbol “CNXA”. As such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances.

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Given the foregoing, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the Investor and Agent under the terms of the Securities Purchase Agreement and Loan and Security Agreement and the Warrants issued in connection with the Private Placement and Secured Loan Transaction to allow for the full issuance and exercise of shares of common stock, Warrants issued to the Investor and Agent.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the Warrants are exercised, our current stockholders will own a smaller percentage of our then-outstanding shares of common stock.

The issuance of securities in the Private Placement and Secured Loan Transaction, may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the Investor upon exercise of the Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon exercise of the Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences of Not Approving the Share Issuance Proposal

If stockholder approval of the Share Issuance Proposal is received, the Company will be authorized to issue an aggregate of up to 68,363,086 shares of its common stock upon exercise of the Warrants.

If our stockholders do not approve this Proposal, the Warrants will not be exercisable. As a result, to the extent that any future exercise of the Warrants would result in the issuance of more than 20% of our outstanding common stock, we would, in lieu of issuing such shares above these thresholds, be obligated to call a meeting of stockholders every four months to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Warrants are no longer outstanding. In addition, until stockholder approval has been obtained and deemed effective, neither we nor our subsidiaries may make any issuance whatsoever of common stock or common stock Equivalents involving a variable rate transaction. The Investor will be entitled to obtain injunctive relief against us to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement and the Warrants. The full text of the Securities Purchase Agreement and forms of each of the Pre-Funded Warrant, 7.5-Year Warrant, and 5-Year Warrant were included as exhibits to our Current Reports on Form 8-K filed with the SEC on October 3, 2022. You can access this Form 8-K here:

https://www.sec.gov/ix?doc=/Archives/edgar/data/1674440/000149315222027448/form8-k.htm. The full text of the Form of Loan and Security Agreement and form of 5.5-Year Warrant were included as exhibits to our Current Reports on Form 8-K filed with the SEC on January 10, 2023. You can access this Form 8-K here: https://www.sec.gov/ix?doc=/Archives/edgar/data/1674440/000149315223001023/form8-k.htm.

Vote Required

The approval of Proposal One requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal One, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions and broker non-votes will have no effect on the voting of Proposal One.

Proposal One is not a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may not vote your shares on Proposal One.

Recommendation

The Board believes that the Share Issuance Proposal is in the best interests of the Company and its stockholders and, therefore, unanimously recommends that you vote “FOR” the Share Issuance Proposal.

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PROPOSAL TWO — APPROVAL OF REVERSE STOCK SPLIT

The Board has adopted and is seeking stockholder approval of our amendment to our certificate of incorporation to effect a reverse stock split of our outstanding shares of common stock within a range of one (1)-for-ten (10) to one (1)-for-forty (40), without reducing the authorized number of shares of our common stock, to be effected, if at all, and at a specific ratio to be determined, in the sole discretion of our Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”). If our stockholders approve this proposal, the Board will have authority to give effect to the reverse stock split. However, notwithstanding stockholder approval of this proposal, the Board may elect not to proceed with the reverse stock split if, at any time our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. By voting in favor of this proposal, you are expressly also authorizing our Board to determine not to proceed with the reverse stock split.

If the reverse stock split is effected, at the effective time of the reverse split, the issued and outstanding shares of our common stock immediately prior thereto time will be combined and reclassified into a smaller number of shares such that each of our stockholders will own one new share of our common stock for every forty shares of common stock owned by such stockholder immediately prior to the effective time of the reverse split.

A copy of the proposed form of certificate of amendment to our certificate of incorporation to effect the reverse stock split is attached as Annex G to this proxy statement.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

On October 10, 2022, we received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that we no longer met the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) because the closing bid price for our common stock was less than $1.00 for the previous 30 consecutive business days. Our primary reason for recommending the Reverse Split Proposal is to increase the bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq. For more information, see “Description of Capital Stock—Listing.”

In addition, the reverse stock split may make our common stock more attractive and cost effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

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Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split, that as a result of the reverse stock split we will be able to satisfy the Minimum Bid Price Requirement or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

Effects of the Reverse Split Proposal

Generally

Based on 22,373,529 shares of common stock issued and outstanding as of the record date for the special meeting, immediately following the reverse stock split, if effected, for example, at a one (1)-for-forty (40) ratio, we would have approximately 559,339 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares).

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the reverse stock split is effected, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Our common stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

If the reverse stock split is effected, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Effect on Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of our common stock. Because the number of outstanding shares of common stock will decrease if the reverse stock split is effected, the number of shares of common stock remaining available for issuance will increase. Currently, our authorized shares of common stock is 300,000,000. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that our board of directors determines to be in our best interests.

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By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for our board of directors to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our board of directors in opposing a takeover bid that the Boards determines is not in the best interests of our company or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, our board of directors is not aware of any attempt to take control of our company and our board of directors has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Par Value of our Common Stock

The reverse stock split will not affect the par value of our common stock, which will remain at $0.001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the reverse stock ratio, subject to our treatment of fractional shares.

Effect on our Equity Incentive Plan and Outstanding Awards

We previously granted stock options and other awards under the Slinger Bag Inc. Global Share Incentive Plan (the “Incentive Plan”). As of August 2, 2023, there were approximately 1,080,000 shares of common stock subject to outstanding awards granted under the Incentive Plan, and approximately 420,000 shares remained available under the Incentive Plan for future awards. The Incentive Plan provides that in the event of a stock split, the number of shares subject to (i) the Incentive Plan, (ii) each right to shares granted pursuant to the Incentive Plan and the underlying common shares and (iii) outstanding awards, will each be appropriately and proportionately adjusted. Accordingly, if the reverse stock split is effected, these proportionate adjustments will be effected. Assuming that the reverse stock split is effected at the high end of the range at one (1)-for-forty (40), the shares of common stock subject to outstanding awards granted under the Incentive Plan and the shares that are available under the Incentive Plan for future awards, in each case, as of August 2, 2023, will be adjusted to approximately 27,000 shares of subject to outstanding awards and approximately 10,500 shares will be available under the Incentive Plan for future awards, and the exercise price per share for each outstanding stock option would be decreased proportionally, such that upon an exercise, the aggregate exercise price payable by the option holder to us would remain the same. Assuming that the reverse stock split is effected, an outstanding stock option to purchase 1,000 shares of common stock, exercisable at $0.50 per share, will be adjusted as a result of the reverse stock split into a stock option to purchase twenty-five shares of common stock at an exercise price of $200.00 per share.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

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Procedure for Implementing the Reverse Split Proposal

If our stockholders approve this proposal, and if the Board determines that it is in our best interest and the best interests of our stockholders to proceed with the reverse stock split, we will file the certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to effect the reverse stock split. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the reverse stock split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Beneficial Owners

If the reverse stock split is effected, we intend to treat shares held by stockholders through a bank, broker, or other nominee in the same manner as shares held by stockholders of record. Banks, brokers, and other nominees will be instructed to effect the reverse stock split for beneficial owners holding our common stock in street name. However, these banks, brokers, and other nominees may have different procedures for processing the reverse stock split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered “Book-Entry” Holders of Common Stock

If the reverse stock split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their shares of post-reverse stock split common stock.

Accounting Matters

The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Split Proposal

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

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●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain ‘significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share in lieu of a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.

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A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the reverse stock split. The holding period for the common stock received as a result of the reverse stock split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis their shares by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the reverse stock split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Additional Information

This summary is intended to provide you with basic information concerning the reverse stock split. The full text of the substantial form of certificate of amendment to our certificate of incorporation to effect the reverse stock split is attached as Annex I to this proxy statement.

Vote Required

The approval of the Reverse Split Proposal requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve the Reverse Split Proposal, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions and broker non-votes will have no effect on the voting of Proposal Four.

The Reverse Split Proposal is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on the Reverse Split Proposal.

Recommendation

The Board believes that the Reverse Split Proposal is in the best interests of the Company and its stockholders and, therefore, unanimously recommends that you vote “FOR” the Reverse Split Proposal.

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PROPOSAL THREE — ADJOURNMENT

The Company’s stockholders are being asked to consider and vote on a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies. The Board believes this proposal to be in the best interests of the Company’s stockholders because it gives the Company flexibility to solicit the vote of additional holders of common stock to vote.

Vote Required

The approval of Proposal Three requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal Four, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions and broker non-votes will have no effect on the voting of Proposal Four.

Proposal Three is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal Four.

Recommendation

The Board recommends that stockholders vote “FOR” Proposal Three to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies.

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RISK FACTORS

In addition to the other information included and incorporated by reference into this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Concerning Forward-Looking Statements,” you should carefully consider the following risks. In addition, you should read and consider the risks associated with our business. You should also read and consider the other information in this proxy statement and the other documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information.”

Risks Relating to the Share Issuance Proposal, the Securities Purchase Agreement and the Loan and Security Agreement

The Investor and/or Agent may exercise significant influence over the Company.

If the transactions contemplated by the Securities Purchase Agreement are consummated, the Common Stock and the Pre-Funded Warrants issued to the Investor would represent approximately 75.6% of our issued and outstanding as of August 2, 2023 on a fully diluted basis. As a result, the Investor would have the ability to significantly influence the outcome of any matter submitted for the vote of the Company’s stockholders, including any amendment of our organizational documents or matters relating to the approval of acquisitions or other business combinations.

Pursuant to the Securities Purchase Agreement, we have agreed that from the date hereof until ninety (90) days after the later of (A) the date of Stockholders Approval or (B) the Effective Date (as defined in the Securities Purchase Agreement) (such applicable period, the “Restricted Period”), neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement. In addition, we have agreed that until the date that is twelve (12) months from the Effective Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a variable rate transaction.

Pursuant to the Loan and Security Agreement, we had until April 30, 2023 to obtain shareholder approval for the issuance of the Common Stock and Pre-Funded Warrants. Failure to meet this deadline has resulted in an Event of Default under Loan and Security Agreement, which may in turn result in a material adverse effect on our results of operations and financial condition.

The market price of our common stock may decline in the future as a result of the Securities Purchase Agreement and Loan and Security Agreement.

The market price of our Common Stock may decline in the future as a result of the Securities Purchase Agreement and Loan and Security Agreement for a number of reasons, including the dilutive impact of the issuance of the shares of Common Stock, the Pre-Funded Warrants and the Warrants as consideration for the Securities Purchase Agreement and the 5.5 Year Warrants as consideration for the Loan and Security Agreement. Some of these factors are beyond our control.

Our current stockholders have reduced ownership and voting power as a result of the Securities Purchase Agreement and Loan and Security Agreement.

Stockholders who owned shares of Common Stock prior to the closing of the Securities Purchase Agreement and Loan and Security Agreement have a lower percentage ownership and correspondingly reduced voting power than they held immediately prior to the Securities Purchase Agreement and Loan and Security Agreement. As a result of the Common Stock, the Pre-Funded Warrants and 5.5 Year Warrants that we have issued, such pre-Securities-Purchase Agreement stockholders and pre-Loan-and-Security-Agreement stockholders will hold approximately 30.4% and 24.4%, respectively, of the Company’s total voting power. Therefore, the Company’s pre-Securities-Purchase Agreement stockholders pre-Loan-and-Security-Agreement stockholders have significantly less ability to influence significant corporation decisions that require approval of holders of the outstanding Common Stock.

Risks Relating to the Company’s Business

You should read and consider risk factors specific to the Company’s business that will also affect the Company after the Securities Purchase Agreement. These risks are described in the Company’s Annual Report on Form 10-K for the year ended April 30, 2022 and in the Company’s SEC filings. For the location of information incorporated by reference in this proxy statement, please see the section entitled “Where You Can Find More Information.”

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SECURITIES PURCHASE AGREEMENT

The following summarizes material provisions of the Securities Purchase Agreement. This summary does not purport to be complete and may not contain all of the information about the Securities Purchase Agreement that is important to you. The rights and obligations of the parties were governed by the express terms and conditions of the Securities Purchase Agreement and not by this summary or any other information contained in this proxy statement. This summary is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached as Annex A to this proxy statement.

In reviewing the Securities Purchase Agreement and this summary, please recognize that they have been included to provide you with background information and are not intended to provide any other factual information about the Company or the Securities Purchase Agreement. The Securities Purchase Agreement contains representations and warranties and covenants made by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other parties to the Securities Purchase Agreement and:

● were not intended as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

● may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors; and

● disclosure schedules to the Securities Purchase Agreement may have materially qualified certain representations and warranties.

Moreover, information concerning the subject matter of the representations and warranties in the Securities Purchase Agreement and described below may have changed since the date of the Securities Purchase Agreement and subsequent developments or new information qualifying a representation or warranty may not have been included in this proxy statement. See “Where You Can Find More Information.”

General

In general, the Securities Purchase Agreement was entered into in connection of the Private Placement of the sale of (i) 1,018,510 shares of common stock and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 11,802,002 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $0.39 per share of the common stock and associated common stock warrant and $0.3899 per Pre-Funded Warrant and associated common stock warrants for an aggregate amount of approximately $5.0 million. The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the offering together with 5-Year Warrants to purchase 12,820,512 shares of common stock at an exercise price of $0.39 per share and a term of five years following the initial exercise date and 7.5-Year Warrants to purchase 25,641,024 shares of common stock at an exercise price of $0.43 per share following the initial exercise date. The Warrants issued in the Offering contain variable pricing features. The Warrants and Pre-Funded Warrants will be exercisable beginning on the date stockholder approval is received and effective allowing exercisability of the Warrants and Pre-Funded Warrants under Nasdaq rules.

The Company used the net proceeds from the Private Placement for working capital purposes and to repurchase inventory.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, on September 28, 2022, the Company and the Investor entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement with the SEC covering the resale of the unregistered shares of common stock and the shares of common stock issuable upon exercise of the Warrants and Pre-Funded Warrants no later than December 20, 2022 (the “Filing Date”) and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than sixty (60) days after the Filing Date. The Company did not meet this deadline. The Company may still be required to file a registration statement covering the resale of the unregistered shares of common stock and the shares of common stock issuable upon exercise of the Warrants and Pre-Funded Warrants after shareholder approval is received for Proposal One.

Placement Agent Warrant

Spartan Capital Securities LLC served as the exclusive placement agent for the issuance and sale of the securities pursuant to the Securities Purchase Agreement and is entitled to placement agent warrants (the “Placement Agent Warrant”) to purchase up to 512,820 shares of common stock. The Placement Agent Warrant is in substantially the same form as the Warrants except that the exercise price is $0.429 per share and has a term of four-and one-half years following the initial exercise date.

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LOAN AND SECURITY AGREEMENT

The following summarizes material provisions of the Loan and Security Agreement. This summary does not purport to be complete and may not contain all of the information about the Loan and Security Agreement that is important to you. The rights and obligations of the parties were governed by the express terms and conditions of the Loan and Security Agreement and not by this summary or any other information contained in this proxy statement. This summary is qualified in its entirety by reference to the Loan and Security Agreement, a copy of which is attached as Annex G to this proxy statement.

In reviewing the Loan and Security Agreement and this summary, please recognize that they have been included to provide you with background information and are not intended to provide any other factual information about the Company or the Loan and Security Agreement. The Loan and Security Agreement contains representations and warranties and covenants made by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other parties to the Loan and Security Agreement and:

● were not intended as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

● may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors; and

● disclosure schedules to the Loan and Security Agreement may have materially qualified certain representations and warranties.

Moreover, information concerning the subject matter of the representations and warranties in the Loan and Security Agreement and described below may have changed since the date of the Loan and Security Agreement and subsequent developments or new information qualifying a representation or warranty may not have been included in this proxy statement. See “Where You Can Find More Information.”

General

The “Company entered into the Loan and Security Agreement in connection with the issuance and sale of (i) a note in an aggregate principal amount of up to $2,000,000 (the “Note”) with the initial advance under the Note being $1,400,000 and (ii) warrants (the “5.5-Year Warrants”) to purchase a number of shares of common stock of the Company equal to 200% of the face amount of the Note divided by the closing price of the common stock of the Company on the date of the issuance of the Notes (collectively, the “Initial Issuance”). The closing price of the Company’s common stock on January 6, 2023, as reported by Nasdaq, was $0.221 per share, so the 5.5 Year Warrants in respect of the initial advance under the Note are exercisable for up to 18,099,548 shares of the Company’s common stock. The 5.5-Year Warrants have an exercise price per share equal to the closing price of the common stock of the Company on the date of the issuance of the Note, or $0.221 per share and a term of five- and one-half (5½) years following the initial exercise date. The initial exercise date of the 5.5-Year Warrants will be the date stockholder approval is received and effective allowing exercisability of the Warrants under Nasdaq rules.

In connection with the Loan and Security Agreement, the Company and certain of its subsidiaries (the “Guarantors”) entered into a pledge and security agreement with the Agent (the “Pledge and Security Agreements”). The Pledge and Security Agreements provide that the Company and the Guarantors will grant the Agent a security interest in all of the Company’s and each Guarantor’s respective assets.

The Company is required to use the net proceeds from the Loan and Security Agreement to pay expenses, including accounting and legal fees, relating to the registration of certain previously issued securities of the Company, which securities were issued to an affiliate of the Agent, and following the payment of such expenses, to the fund the Company’s operations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Exchange Act) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers, 5% holders, and all of our current directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after January 31, 2023, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

As of August 2, 2023, there were 22,373,529 shares of our common stock outstanding. The following table lists, as of August 2, 2023, unless otherwise indicated by footnote, the number of shares of our common stock that are beneficially owned by: (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; (iii) all officers and directors as a group; and (iv) each independent director nominee. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC.

	Common Stock
Name	# of Shares	% of Class
Officers and Directors
Yonah Kalfa (1)	2,289,470	2.5%
Mike Ballardie (2)	790,000	0.8%
Juda Honickman (3)	260,000	0.02%
Paul McKeown (4)	275,000	0.02%
Tom Dye (5)	275,000	0.02%
Mark Radom (6)	277,603	0.02%
Kirk Taylor	-	-%
All current officers and directors as a group (7 persons)	4,167,073	3.38%
5% Holder
Elisha Kalfa (7)	1,252,471	1.4%

(1)

Mr. Kalfa was granted 500,000 warrants on September 3, 2021. The warrants have an exercise price of $0.01 per share, a contractual life of 10 years from the date of issuance and were vested immediately upon grant. In July 2022, Mr. Kalfa transferred 210,000 warrants to a person who purchased the Company’s accounts receivable as an inducement to make such purchase.

(2)	Mr. Ballardie was granted 500,000 warrants on April 30, 2020 and September 3, 2021, as compensation and bonuses. The warrants have an exercise price of $0.01 per share, a contractual life of 10 years from the date of issuance and were vested immediately upon grant. In July 2022, Mr. Ballardie transferred 210,000 warrants to a person who purchased the Company’s accounts receivable as an inducement to make such purchase.

(3)	Mr. Honickman was granted 250,000 warrants on April 30, 2020 and 10,000 warrants on September 3, 2021, as compensation and bonuses. The April 30, 2020 warrants have an exercise price of $3.00 per share and the September 3, 2021 warrants have an exercise price of $34.20 per share. All of the warrants have a contractual life of 10 years from the date of issuance and were vested immediately upon grant.

(4)	Mr. McKeown was granted 125,000 warrants on April 30, 2020 and 150,000 warrants on February 9, 2021, as compensation and bonuses. The warrants have an exercise price of $0.01 per share, a contractual life of 10 years from the date of issuance and were vested immediately upon grant.

(5)	Mr. Dye was granted 125,000 warrants on April 30, 2020 and 150,000 warrants on February 9, 2021, as compensation and bonuses. The April 30, 2020 warrants have an exercise price of $3.00 per share and the February 9, 2021 warrants have an exercise price of $39.40 per share. All of the warrants have a contractual life of 10 years from the date of issuance and were vested immediately upon grant.

(6)	Mr. Radom was granted 125,000 warrants on April 30, 2020 and 150,000 warrants on February 9, 2021, as compensation and bonuses. The April 30, 2020 warrants have an exercise price of $3.00 per share and the February 9, 2021 warrants have an exercise price of $39.40 per share. All of the warrants have a contractual life of 10 years from the date of issuance and were vested immediately upon grant. Additionally, Mr. Radom owned 2,603 shares of common stock of the Company as of January 31, 2023.

(7)	Consists of 1,130,815 shares of common stock held by 2672237 Ontario Ltd. and 121,656 shares of common stock held by 2490585 Ontario Inc. Elisha Kalfa is the ultimate beneficial owner of the shares held by the Ontario entities.

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DESCRIPTION OF CAPITAL STOCK

The following is a description of our capital stock and a summary of the rights of our stockholders. This description and summary is not complete, and you should also refer to our certificate of incorporation, bylaws and Delaware General Corporation Law, as amended (the “DGCL”). This summary does not purport to be complete. This discussion is subject to the relevant provisions of Delaware law and is qualified by reference to our certificate of incorporation, our bylaws and the provisions of Delaware law. You should read the provisions of our certificate of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Common Stock

We are authorized to issue up to 300,000,000 shares of common stock, par value $0.001 per share. As of August 2, 2023, there were 22,373,529 shares of common stock outstanding. All of the outstanding shares of our common stock are fully paid and non-assessable.

Common stock is not entitled to preemptive or other similar subscription rights to purchase any of our securities. Common stock is neither convertible nor redeemable.

Voting Rights

Each holder of common stock is entitled to one vote per share on each matter submitted to a vote of stockholders, as provided by our certificate of incorporation. Our bylaws provide that the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the transaction of any business. When a quorum is present, the affirmative vote of a majority of the votes cast is required to take action, unless otherwise specified by law, our Bylaws or our Certificate of incorporation, and except for the election of directors, which is determined by a plurality vote. There are no cumulative voting rights.

Dividend Rights

Each holder of shares of our capital stock is entitled to the payment of dividends and other distributions as may be declared by the Board from time to time out of our assets or funds legally available for dividends or other distributions. These rights are subject to any contractual limitations on our ability to declare and pay dividends. In this regard, under the terms of the loan agreements between the Company and Yonah Kalfa and Naftali Kalfa and between the Company, we may not make any distributions on our common stock until these loans made under the loan agreements are repaid in full. At this time, such loans have not been repaid in full.

Liquidation Rights

If we are involved in voluntary or involuntary liquidation, dissolution or winding up of our affairs, or a similar event, each holder of common stock will participate pro rata in all assets remaining after payment of liabilities.

Dividend Policy

We have not paid and do not expect to declare or pay any cash dividends on our common stock in the foreseeable future. We currently expect to retain all future earnings for use in the operation and expansion of our business. The declaration and payment of any cash dividends in the future will be determined by the Board, in its discretion, and will depend on a number of factors, including our earnings, capital requirements, overall financial condition and contractual restrictions, if any. In this regard, under the terms of the loan agreements between the Company and Yonah Kalfa and Naftali Kalfa and between the Company, we may not make any distributions on our common stock until the loans made under these loan agreements are repaid in full. At this time, such loans have not been repaid in full.

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Market for Shares of Common Stock

Listing

Our common stock is listed on the Nasdaq Capital Market under the symbol “CNXA.” On October 10, 2022, we received a notification letter from Nasdaq indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock has closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). The Nasdaq notice indicated that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company will be provided 180 calendar days, or until April 10, 2023, to regain compliance. If, at any time before April 10, 2023, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq staff will provide written notification that the Company has achieved compliance with the Bid Price Rule. If the Company fails to regain compliance with the Bid Price Rule before April 10, 2023, the Company may be eligible for an additional 180-calendar day compliance period. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, including regaining reporting compliance (as discussed below) but with the exception of the bid price requirement. The Reverse Split Proposal is intended to increase the per share value and price of our common stock to regain compliance with the Bid Price Rule.

On August 16, 2022, September 22, 2022, February 14, 2023, March 21, 2023, and April 12, 2023, the Company received letters from Nasdaq indicating that, due to the Company’s failure, in violation of Listing Rule 5250(c)(1), to file its (i) Annual Report on Form 10-K with respect to the fiscal year ended April 30, 2022 and (ii) Quarterly Reports on Form 10-Q for the periods ended July 31, 2022 and October 31, 2022, and January 31, 2023, the Company that it is not in compliance with the periodic filing requirements for continued listing. On February 21, 2023, the Company appealed the Staff Determination to the Nasdaq Hearings Panel (the “Panel”), and requested that the stay of delisting, which otherwise would expire on March 8, 2023, pursuant to Listing Rule 5815(a)(1)(B), be extended until the Panel issued a final decision on the matter. The Nasdaq granted the Company’s request to extend the stay, pending the hearing scheduled for March 30, 2023, and a final determination regarding the Company’s listing status.

On January 12, 2023, Nasdaq notified the Company that due to the resignations from the Company’s board, audit committee and compensation committee on November 17, 2022 (“Corporate Governance Deficiencies”), the Company no longer complies with Nasdaq’s independent director, audit committee and compensation committee requirements as set forth in Listing Rule 5605. The Company timely submitted its plan of compliance with respect to the Corporate Governance Deficiencies by February 27, 2023 as required by the Nasdaq. However, pursuant to Listing Rule 5810(c)(2)(A), the Corporate Governance Deficiencies serve as an additional and separate basis for delisting.

On April 12, 2023, Nasdaq notified the Company that the Panel had granted the Company’s request for continued listing on the Nasdaq had been granted subject to the following:

1. On or before May 31, 2023, the Company shall file the delinquent Form 10-K for the year ended April 30, 2022, with the SEC;

2. On or before June 30, 2023, the Company shall file all delinquent Forms 10-Q with the SEC;

3. On or before July 15th, the Company will demonstrate compliance with Listing Rules 5605(b)(1), 5605(c)(2) and 5605(d)(2) (majority independent director, audit committee and compensation committee composition requirements).

As of the date of the filing of this proxy statement, the Company is in compliance with (1), (2) and (3) above.

On August 2, 2023, the Company received a letter (“Letter”) from the Listing Qualifications Department of Nasdaq indicating that the Company’s failure to file its Annual Report on Form 10-K for the year ended April 30, 2023 (the “Form 10-K”), in violation of the Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”), serves as an additional basis for delisting the Company’s securities from Nasdaq based on Listing Rule 5810(b). According to the Letter, the Nasdaq Hearings Panel (the “Panel”) will consider this additional deficiency in their decision regarding the Company’s continued listing on the Nasdaq and the Company should present its views with respect to this additional deficiency to the Panel in writing no later than August 9, 2023. The Company timely submitted a plan to the Panel by the August 9, 2023 deadline that outlined, as definitively as possible, the steps the Company plans to take to promptly file the Form 10-K and regain compliance.

On July 26, 2023, the Company received a letter from the Listing Qualifications Department of Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2023 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”). The Company timely submitted a compliance plan to the Panel and is awaiting a decision by the Panel regarding the Company’s plan. On October 10, 2022, the Listing Qualifications Department of Nasdaq notified the Company that the bid price of its shares of common stock had closed at less than $1 per share over the previous consecutive business days and, as a result, the company did not comply with Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Panel previously granted the Company’s requested extension until October 9, 2023 to regain compliance with the Minimum Bid Price Requirement.

There can be no assurance that the Company will be able to satisfy the Nasdaq’s continued listing requirements, regain compliance with the Rule, the Minimum Stockholders’ Equity Requirement, and the Minimum Bid Price Requirement, and maintain compliance with other Nasdaq listing requirements. If the Company’s common stock ceases to be listed for trading on the Nasdaq Capital Market, the Company would expect but cannot guarantee that its common stock would be traded on one of the three tiered marketplaces of the OTC Markets Group.

Transfer Agent

The transfer agent and registrar for our common stock is Worldwide Stock Transfer, LLC.

Preferred Stock

We do not have any authorized shares of preferred stock.

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Warrants

On February 2, 2022, the Company issued warrants to purchase 47,823 shares of the Company’s common stock at $0.01 per share to a Gameface stockholder in connection with the Gameface acquisition. The exercise price of the warrants must be paid in cash. The warrants will expire on January 31, 2032.

On August 6, 2021, the Company consummated a private placement, and at the closing, the Company sold (i) 8% Senior Convertible Notes in an aggregate principal amount of $11 million and (ii) warrants to purchase up to 733,334 shares of our common stock. The warrants are exercisable for five years from August 6, 2021, at an exercise price equal to $0.221 per share.

The warrants contain certain price protection provisions providing for adjustment of the amount of securities issuable upon exercise of the Warrants in case of certain future dilutive events or stock-splits and dividends, including the 1-for-10 reverse stock split that effectuated on June 14, 2022. As part of this transaction the lead placement agent was granted 26,667 warrants that are exercisable for five years from August 6, 2021, at an exercise price equal to $0.221.

The Company grants warrants to key employees, executives, advisory board members and ambassadors as compensation on a discretionary basis. As of January 31, 2023, the Company had granted warrants to purchase 2,930,683 shares of common stock, with an average exercise price of $6.92. All of the warrants have a contractual life of 10 years from the date of issuance and are vested immediately upon grant.

Options

On November 11, 2020, the Board approved the Incentive Plan. We reserved a total of 1,500,000 shares for issuance under awards to be made under the Incentive Plan of which 1,500,000 remain in reserve as at the date hereof, all of which may, but need not, be issued in connection with incentive stock options.

Certain Anti-Takeover Provisions of Delaware Law, Our Certificate of Incorporation and Our Bylaws

Section 203 of the DGCL provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, such person becomes an “interested stockholder” and may not engage in certain “Business Combinations” with such corporation for a period of three years from the time such person acquired 15% or more of such corporation’s voting stock, unless: (1) the board of directors of such corporation approves the acquisition of stock or the merger transaction before the time that the person becomes an interested stockholder, (2) the interested stockholder owns at least 85% of the outstanding voting stock of such corporation at the time the merger transaction commences (excluding voting stock owned by directors who are also officers and certain employee stock plans), or (3) the merger transaction is approved by the board of directors and at a meeting of stockholders, not by written consent, by the affirmative vote of 2/3 of the outstanding voting stock which is not owned by the interested stockholder. A Delaware corporation may elect in its certificate of incorporation or Bylaws not to be governed by this particular Delaware law.

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Our certificate of incorporation, our bylaws and the DGCL contain provisions that could have the effect of rendering more difficult, delaying, or preventing an acquisition deemed undesirable by the Board. These provisions could also make it difficult for stockholders to take certain actions, including electing directors who are not nominated by the members of the Board or taking other corporate actions, including effecting changes in our management. For instance, our certificate of incorporation does not provide for cumulative voting in the election of directors. The Board is empowered to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director in certain circumstances; and our advance notice provisions in our bylaws require that stockholders must comply with certain procedures in order to nominate candidates to the Board or to propose matters to be acted upon at a stockholders’ meeting.

Our authorized but unissued common stock will be available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Certificate of incorporation and Bylaws

Among other things, our certificate of incorporation and our bylaws:

●	do not provide for cumulative voting in the election of directors;

●	provides for the exclusive right of the board of directors to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director by stockholders;

●	Requires that a special meeting of stockholders may be called only by the Board of Directors, or by a committee of the Board that has been designated by the Board;

●	limits the liability of, and providing indemnification to, our directors and officers;

●	controls the procedures for the conduct and scheduling of stockholder meetings;

●	grants the ability to remove directors only for cause by the affirmative vote of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors;

●	provides for advance notice procedures that stockholders must comply with in order to nominate candidates to the board of directors or to propose matters to be acted upon at a stockholders’ meeting.

The combination of these provisions will make it more difficult for our existing stockholders to replace the Board as well as for another party to obtain control of us by replacing the Board. Since the Board has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management.

These provisions are intended to enhance the likelihood of continued stability in the composition of the Board and its policies and to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to reduce our vulnerability to hostile takeovers and to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares of common stock and may have the effect of delaying changes in our control or management. As a consequence, these provisions may also inhibit fluctuations in the market price of our common stock.

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Limitation of Liability and Indemnification

Our bylaws provide that we will indemnify our directors to the fullest extent authorized or permitted by applicable law. Under our Bylaws, we are required to indemnify each of our directors and officers if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director or officer or was serving at our request as a director, officer, employee or agent for another entity. We must indemnify our officers and directors against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such action, suit or proceeding if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. Our bylaws also require us to advance expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding, provided that such person will repay any such advance if it is ultimately determined that such person is not entitled to indemnification by us. Any claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us.

OTHER MATTERS

No business other than that set forth in the attached notice of Special Meeting is expected to come before the Special Meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

PROXY SOLICITATION AND COSTS

It is expected that the solicitation of proxies for the Special Meeting will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the Nasdaq schedule of charges.

The Company will bear the entire cost of this solicitation of proxies for the Special Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation material that the Company may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, executive officers and employees of the Company. No additional compensation will be paid to these individuals for any such services. The Company will also post its proxy materials relating to the Special Meeting to its website under “Investors.”

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov. Information contained on our website, www.connexasports.com is not incorporated by reference in, and does not constitute part of, this proxy statement.

Respectfully submitted,

/s/ Mike Ballardie
Mike Ballardie
Chief Executive Officer

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Annex I

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

Connexa Sports Technologies Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies that:

1.	The name of the corporation is Connexa Sports Technologies Inc. (the “Corporation”). The Corporation was incorporated under the name Connexa Sports Technologies Inc. and the original Certificate of Incorporation was filed with the Delaware Secretary of State on April 7, 2022.
2.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.
3.	This Certificate of Amendment hereby amends the Certificate of Incorporation by amending and restating Article IV in its entirety to read as follows:

“Fourth: Total Authorized Shares: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be 300,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, the shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified as, and shall be combined and changed into, a smaller number of shares such that each [ten (10)] shares of issued Common Stock immediately prior to the Effective Time shall be reclassified into, and shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and changed into and become, one (1) validly issued, fully-paid and nonassessable share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). Notwithstanding the foregoing, no fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon receipt after the Effective Time by the Corporation’s transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time (after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder), shall be receive one whole share of Common Stock in lieu of such fractional share.

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From and after the Effective Time, certificates representing Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, represent the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock shall have been reclassified (as well as the right to receive one whole share of Common Stock in lieu of any fractional share of post-Reverse Stock Split Common Stock, after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder) pursuant to the foregoing provisions; provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Stock Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Stock Split; provided further, that any dividends or other distributions that may be declared after the Effective Time with respect to the number of post-Reverse Stock Split shares of Common Stock represented by that certificate will be withheld by the Corporation until that certificate has been properly presented for exchange, at which time all such withheld dividends that have not yet been paid to a public official pursuant to relevant abandoned property or escheat laws will be paid to the holder thereof or the holder’s designee, without interest. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post- Reverse Stock Split Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated.”

4.	Except as herein amended, the Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this []th day of 2023.

CONNEXA SPORTS TECHNOLOGIES INC.

Name:	Mike Ballardie
Title:	President, Chief Executive Officer

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Annex J

PROXY

Connexa Sports Technologies Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Mark Radom and Mike Ballardie, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting of Stockholders") of Connexa Sports Technologies Inc., in such manner as they, or any of them, may determine on any matters which may properly come before the Special Meeting of Stockholders to be held on September 13, 2023, or any adjournments thereof, and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at www.viewproxy.com/CNXA/2023 by 11:59 p.m. ET on September 12, 2023. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR ANY NOMINEE IT WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated, and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held September 13, 2023

The Proxy Statement is available at:
http://www.viewproxy.com/CNXA/2023

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Please mark your votes like this ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

WILL ATTEND THE MEETING ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Date ______________________________, 2023

Signature ______________________________

Signature ______________________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of Connexa Sports Technologies, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on [ ].

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/CNXA

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

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